                                                                  EXHIBIT 10.45


                                    ADDENDUM

This Addendum is entered into and rendered effective as of the 24th day of April, 1996, by and between Matsushita Electric Industrial Co., Ltd. ("MEI") and The 3DO Company ("3DO"), for the purpose of supplementing the Technology Licensing Agreement which the parties executed on December 7, 1995 (the "M2 License Agreement"). In consideration of the mutual representations, warranties and covenants contained in the M2 License Agreement and in this Addendum, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Unless defined herein, capitalized words and phrases used in this Addendum shall have the definitions and meanings set forth in the M2 License Agreement.

2. As requested by MEI, 3DO shall develop an M2 System Design for MEI's initial CD-ROM based M2 Hardware Product [CONFIDENTIAL TREATMENT REQUESTED] (the "[CONFIDENTIAL TREATMENT REQUESTED] System Design"). 3DO shall develop the [CONFIDENTIAL TREATMENT REQUESTED] System Design in compliance with the specification and related performance characteristics referenced in Exhibit A, attached hereto, and in accordance with the development milestone schedule set forth in Exhibit B, attached hereto. The deliverable items relating to the [CONFIDENTIAL TREATMENT REQUESTED] System Design, to be developed and delivered by 3DO to MEI in furtherance of this Addendum, are listed in Exhibit C, attached hereto. The parties acknowledge and agree that (i) the terms and conditions of the M2 License Agreement shall govern the development, licensing, support, exploitation, and intellectual property rights with respect to the [CONFIDENTIAL TREATMENT REQUESTED] System Design, (ii) the [CONFIDENTIAL TREATMENT REQUESTED] System Design is one of the M2 System Designs and shall be included within the definition of the Licensed Technology under the M2 License Agreement, (iii) semiconductor device(s) listed among the deliverable items set forth in Exhibit C, attached hereto, shall be included within the definition of the Chipsets under the M2 License Agreement, (iv) the twelve (12) month period referenced in
Section 4.1(b) of the M2 License Agreement shall be extended and remain in effect until June 30, 1997, and (v) "December 31, 1997" referred to in Sections 4.3(a) and 4.3(b) shall be changed to "June 30, 1998."

3. MEI acknowledges that 3DO's development of the [CONFIDENTIAL TREATMENT REQUESTED] System Design and the resulting performance characteristics of the [CONFIDENTIAL TREATMENT REQUESTED] System Design are [CONFIDENTIAL TREATMENT REQUESTED]. 3DO shall be responsible for [CONFIDENTIAL TREATMENT REQUESTED].

4. At MEI's request, 3DO shall permit a mutually agreed number of MEI's engineers to be located at 3DO's facilities in Redwood City, California during the design and development of the [CONFIDENTIAL TREATMENT REQUESTED]

System Design. Any and all costs associated with the participation of MEI's engineers in the design and/or development of the [CONFIDENTIAL TREATMENT REQUESTED] System Design shall be exclusively borne by MEI, including, without limitation, salaries, health benefits (if any), transportation charges, lodging and meals, any required engineering equipment and related software, and telephone, facsimile and other such communications charges. Notwithstanding the involvement of MEI's engineers in the development of the [CONFIDENTIAL TREATMENT REQUESTED] System Design, 3DO agrees that it shall be solely responsible for any third-party charges relating to the development and production of any prototypes ordered by 3DO relating to the [CONFIDENTIAL TREATMENT REQUESTED] System Design.

5. Until March 31, 1997, 3DO shall provide MEI, and third-party developers (to be designated by MEI provided such third-party developers are based in North American, Switzerland, Norway or the European Community countries), with technical support from Redwood City, California in the English language, regarding the development tools for the original [CONFIDENTIAL TREATMENT REQUESTED] M2 System Design for MEI's initial CD-ROM based M2 Hardware Product, as well as for the [CONFIDENTIAL TREATMENT REQUESTED] System Design (collectively, "Developer Technical Support" or "DTS"), including, without limitation, daily support (as and when required) and Q&A via telephone and/or other communications services. 3DO will assign one or more of its engineers to provide technical support to third-party developers designated by MEI, upon request by MEI and subject to the parties' mutual agreement regarding such technical support. 3DO shall provide MEI, upon request, with a written summary setting forth the technical questions asked by any such third party developers and the answers provided by 3DO. In addition, 3DO shall provide MEI with a summary of Studio 3DO's technical questions related to a Studio 3DO title, and indicate 3DO's responses regarding such referenced questions, unless, 3DO determines, in its discretion, that disclosure of such technical questions and/or responses would involve the disclosure of any trade secret information. 3DO agrees that it shall use reasonable best efforts to answer MEI's technical questions and/or any such third-party technical questions within two (2) business days of receipt. If 3DO cannot answer such technical questions within two (2) business days of receipt, 3DO will provide MEI or such third-party with a plan for answering the question, if possible. Upon request from MEI prior to March 31, 1997, 3DO will provide to MEI a summary of the "bugs" in the [CONFIDENTIAL TREATMENT REQUESTED] CD-ROM based M2 System Design and in the [CONFIDENTIAL TREATMENT REQUESTED] System Design. In addition, 3DO will provide, at MEI's request, up to ten (10) one-day training seminars at 3DO's facilities in Redwood City, California regarding MEI's initial CD-ROM based M2 Hardware Product. Such seminars shall take place no earlier than July 29, 1996, and no later than March 31, 1997. With respect to each such training seminar, MEI shall inform 3DO, at least four (4) weeks in advance of the date of the seminar, of the number of proposed trainees and the companies employing each of such trainees, and, as soon as MEI is advised by such companies, of the names of the individual trainees. 3DO and MEI shall each be responsible for one-half (1/2) of the costs of providing food and drinks for the trainees. 3DO also agrees that it will undertake to provide up to five (5) additional training seminars at other locations outside Redwood City, California, subject to the mutual agreement of the parties regarding any such proposed locations and related dates. In such event, MEI acknowledges and agrees that it shall be solely responsible for all costs and expenses incurred by 3DO's employees in providing any such training seminars outside Redwood City, California, including, without limitation, transportation charges, lodging and meals, and any required equipment charges (but specifically excluding the salaries of any such employees of 3DO). 3DO will provide to MEI, at MEI's request, any available sample source code which 3DO elects to develop to provide technical support to MEI and third-party developers, and at 3DO's sole discretion any other sample source code.

6. On or before May 17, 1996, 3DO shall deliver to MEI the source code and object code for the single processor version of the software development tool familiarly known to the parties as "Mercury." A description of the deliverable items comprising such version of the Mercury software development tool are set forth in Exhibit D, attached hereto (collectively, the "[CONFIDENTIAL TREATMENT REQUESTED] Mercury Deliverables"). The [CONFIDENTIAL TREATMENT REQUESTED] Mercury Deliverables are hereby included within the definition of the Licensed Technology under the M2 License Agreement and, accordingly, are hereby incorporated in Section 4.3 of Exhibit A and Section 6 of Exhibit B of the M2 License Agreement.

7.       The deliverable items referenced in Section 4.3 of Exhibit A and
Section 6 of Exhibit B of the M2 License Agreement as the "Graphic framework library (including BSDF)", the "3D pipeline library", the "[CONFIDENTIAL TREATMENT REQUESTED]", and the four Framework-related converters identified as the "[CONFIDENTIAL TREATMENT REQUESTED]", the "[CONFIDENTIAL TREATMENT REQUESTED]", the "[CONFIDENTIAL TREATMENT REQUESTED]", and the "[CONFIDENTIAL TREATMENT REQUESTED]" (collectively, the "Framework Deliverables") are hereby deleted from such Sections of said Exhibits of the M2 License Agreement, and instead are included within the definition of the Supplemental Technology and, accordingly, are incorporated in Section 6 of Exhibit A and Section 11 of Exhibit B of the M2 License Agreement. The Framework Deliverables shall be provided to MEI on an "AS IS" BASIS, WITHOUT ANY WARRANTIES OF ANY KIND, and 3DO shall have no obligation to fix any "bugs", or to otherwise improve the performance, or to provide any support to MEI or to any third party regarding the Framework Deliverables. If 3DO, at its sole discretion, elects to develop a [CONFIDENTIAL TREATMENT REQUESTED] System Design version of the aforementioned [CONFIDENTIAL TREATMENT REQUESTED] System Design Framework Deliverables, 3DO shall provide MEI with such [CONFIDENTIAL TREATMENT REQUESTED] System Design version of the Framework Deliverables on an "AS IS" BASIS, WITHOUT ANY WARRANTIES OF ANY KIND, and 3DO shall have no obligation to fix any "bugs", or to otherwise improve the performance, or to provide any support to MEI or to any third party regarding the [CONFIDENTIAL TREATMENT REQUESTED] System Design version of the Framework Deliverables.

8. MEI shall waive 3DO's responsibility for upgrading to [CONFIDENTIAL TREATMENT REQUESTED] Authoring Systems and further upgrading any of the one hundred seventy three (173) M2 Authoring Systems which MEI purchased from 3DO and MEI shall be solely responsible for the costs and expenses associated with such upgrades of such M2 Authoring Systems. Promptly following MEI's completion of the upgrade of any such M2 Authoring System, MEI agrees that it shall return to 3DO, in a reasonable manner, each of the [CONFIDENTIAL TREATMENT REQUESTED] printed circuit boards that were part of the [CONFIDENTIAL TREATMENT REQUESTED] M2 Authoring Systems previously shipped to MEI (with all components still attached and intact and in the same condition in which such printed circuit boards were shipped to MEI by 3DO, normal wear and tear excepted). This return by MEI shall be at no charge to 3DO, except that 3DO shall pay for the freight charges of such return.

9. MEI shall pay to 3DO the following monetary sums in addition to the license fees specified in the M2 License Agreement:

         (a) For the [CONFIDENTIAL TREATMENT REQUESTED] System Design: US $[CONFIDENTIAL TREATMENT REQUESTED] (as non-recurring engineering expenses) (the "Aggregate Design Fee") in four (4) installment payments, in accordance with the following payment schedule: (i) US $[CONFIDENTIAL TREATMENT REQUESTED] by December 31, 1996, (ii) US $[CONFIDENTIAL TREATMENT REQUESTED] by March 31, 1997, (iii) US $[CONFIDENTIAL TREATMENT REQUESTED] by May 15, 1997, and (iv) US $[CONFIDENTIAL TREATMENT REQUESTED] by October 15, 1997; provided, however, notwithstanding such referenced payment schedule, MEI shall not be required to make any such payments to 3DO unless and until 3DO completes the development of, and delivers to MEI, the required deliverable items identified in Exhibit C, specifically excluding, however, any [CONFIDENTIAL TREATMENT REQUESTED] related deliverables included in Exhibit C. 3DO acknowledges and agrees that MEI shall not be required to pay 3DO any additional financial or other compensation in consideration for 3DO's provision of engineering services with respect to 3DO's design and development of the [CONFIDENTIAL TREATMENT REQUESTED] System Design unless MEI desires (and the parties mutually agree) that any material change(s) should be made regarding the specification and/or performance characteristics of the [CONFIDENTIAL TREATMENT REQUESTED] System Design, as set forth in Exhibit A, attached hereto.

         (b) For Developer Technical Support: US $[CONFIDENTIAL TREATMENT REQUESTED] in two (2) installment payments, in accordance with the following payment schedule: (i) US $[CONFIDENTIAL TREATMENT REQUESTED] by September 30, 1996, and (ii) US $[CONFIDENTIAL TREATMENT REQUESTED] by March 31, 1997.

         (c) For the [CONFIDENTIAL TREATMENT REQUESTED] Mercury Deliverables: No separate license fee or other charge is due from MEI, since, following the parties' execution of this Addendum, the [CONFIDENTIAL TREATMENT REQUESTED] Mercury Deliverables are to be included within the definition of the Licensed Technology and covered by the licensing fees required under the M2 License Agreement.

10. 3DO shall provide MEI, in such manner and to the extent required pursuant to Section 4.3 of the M2 License Agreement, with technical support and other reasonable assistance regarding MEI's completion of the product design of its [CONFIDENTIAL TREATMENT REQUESTED] M2 Hardware Product based on the [CONFIDENTIAL TREATMENT REQUESTED] System Design, at no additional charge (other than as expressly set forth in the M2 License Agreement or as may be otherwise mutually agreed upon by the parties in writing).

11. In the event 3DO fails to meet the milestones set forth in Section I of Exhibit B by the delivery dates set forth in Section I of Exhibit B, MEI may, at its option, cancel this Addendum without paying 3DO the Aggregate Design Fee, as defined in Section 9 above. In addition, in the event 3DO fails to deliver the milestone described in Section III of Exhibit B (the "Section III Milestone") this Addendum will be modified or canceled as follows:
         (a) MEI shall have no liability to pay the Aggregate Design Fee until 3DO meets the Section III Milestone. After December 31, 1996, MEI may reduce the Aggregate Design Fee by [CONFIDENTIAL TREATMENT REQUESTED] percent ([CONFIDENTIAL TREATMENT REQUESTED]%) per month until the Section III Milestone is delivered to MEI. In addition, any percentage reduction attributable to the delay in meeting the Section III Milestone shall be applied pro-rata to each of the Aggregate Design Fee payments. For example, if 3DO fails to provide the
Section III Milestone until some date in February, 1997, MEI may reduce the Aggregate Design Fee by [CONFIDENTIAL TREATMENT REQUESTED] percent ([CONFIDENTIAL TREATMENT REQUESTED]%) or by an aggregate of $[CONFIDENTIAL TREATMENT REQUESTED]. To implement this reduction, the first $[CONFIDENTIAL TREATMENT REQUESTED] payment by MEI shall be due and payable immediately upon the delivery of the Section III Milestone, but shall be reduced by $[CONFIDENTIAL TREATMENT REQUESTED], for a payment of $[CONFIDENTIAL TREATMENT REQUESTED]. The second and third payments of $[CONFIDENTIAL TREATMENT REQUESTED] shall be due and payable on March 31, 1997 and May 15, 1997, respectively, and the final payment due and payable on October 15, 1997 shall be reduced to $[CONFIDENTIAL TREATMENT REQUESTED].
         (b) In the event 3DO fails to deliver the Section III Milestone by June 30, 1997, (i) MEI shall have [CONFIDENTIAL TREATMENT REQUESTED] of the Aggregate Design Fee, and (ii) this Addendum shall be automatically canceled.

In the event this Addendum is canceled for any reason pursuant to this Section 11, the provisions of Section 7 of this Addendum shall survive such cancellation. In addition, MEI shall return all 3DO Confidential Information delivered to MEI pursuant to this Addendum, provided however that the [CONFIDENTIAL TREATMENT REQUESTED] Mercury Deliverables listed in Exhibit D shall not be returned and shall be considered Licensed Technology pursuant to the term of the M2 License Agreement.

12. Both of the parties acknowledge that commercial units of the desired [CONFIDENTIAL TREATMENT REQUESTED] M2 Hardware Product may be launched by MEI only following MEI's completion of production engineering regarding the [CONFIDENTIAL TREATMENT REQUESTED] System Design.

Accordingly, in the event that MEI experiences any unexpected problem, that is reasonably within 3DO's control, with respect to 3DO's technical disclosure regarding the deliverable items listed in Exhibit C attached hereto, for the [CONFIDENTIAL TREATMENT REQUESTED] System Design, or with respect to 3DO's physical transfer to MEI of any such deliverable items, or with respect to the engineering support provided by 3DO pursuant to Section 4 of the M2 License Agreement, 3DO shall use diligent, good faith efforts to eliminate or otherwise correct any such problem that the parties confirm exists, without any additional charge to MEI.

13. Notwithstanding any provisions of Section 25 of the M2 License Agreement to the contrary, 3DO acknowledges and agrees that it shall not make any announcement or disclosure to the public of any information regarding the [CONFIDENTIAL TREATMENT REQUESTED] System Design and/or MEI's M2 Hardware Product(s) based on the [CONFIDENTIAL TREATMENT REQUESTED] System Design, unless the written consent of MEI shall first have been obtained; provided, however, such confidentiality obligations shall not apply with respect to any information which (i) becomes generally known or becomes part of the public domain through no default hereunder on the part of 3DO; (ii) is lawfully received by 3DO from a third party who provided such information without breach of any separate confidentiality obligation and without restriction on subsequent disclosure;
(iii) is disclosed by or for MEI to any third party without restriction on disclosure; or (iv) is of a non-technical nature and more than five (5) years have elapsed since the Effective Date of this Addendum.

14. Except as expressly modified in accordance with the provisions of this Addendum, all other terms and conditions set forth in the M2 License Agreement shall remain in full force and effect and continue to bind the parties.

In witness whereof, the duly-authorized representatives of each of the parties hereto have executed this Addendum as of the Effective Date first set forth above.

          THE 3DO COMPANY               MATSUSHITA ELECTRIC INDUSTRIAL CO., LTD.

By:                                      By:
   --------------------------------         ------------------------------------
Hugh Martin                                  Hiroyuki Tachibana
President                                    Director
                                             Interactive Media Division

                                                                       Exhibit A

             SPECIFICATIONS AND RELATED PERFORMANCE CHARACTERISTICS

When running the benchmark program familiarly known to the parties as the 5/15/96 version of "BigCircle" (as it will be modified by 3DO to work in conjunction with the [CONFIDENTIAL TREATMENT REQUESTED] System Design), using the "command line",set forth below, the [CONFIDENTIAL TREATMENT REQUESTED] System Design shall be capable of rendering [CONFIDENTIAL TREATMENT REQUESTED] per second in the scene, as reported by the "BigCircle" program. MEI acknowledges and agrees that 3DO provided a copy of the 5/15/96 version of "BigCircle" to MEI on May 15, 1996 and May 16, 1996.

Command line to be issued to "BigCircle":

         bigcircle [CONFIDENTIAL TREATMENT REQUESTED]

                                                                       Exhibit B

                         DEVELOPMENT MILESTONE SCHEDULE

SECTION I

    Milestone Description                                                  Delivery Date
    ---------------------                                                  -------------

A.  Logic schematics for the [CONFIDENTIAL TREATMENT REQUESTED]            [CONFIDENTIAL
    development system                                                      TREATMENT
                                                                            REQUESTED]

B.  Preliminary [CONFIDENTIAL TREATMENT REQUESTED]                         [CONFIDENTIAL
    development card (not final configuration)                              TREATMENT
                                                                            REQUESTED]

C.  Preliminary "alpha" operating system with basic functionality          [CONFIDENTIAL
                                                                            TREATMENT
                                                                            REQUESTED]

D.  Demonstration of a prototype  [CONFIDENTIAL TREATMENT REQUESTED]       [CONFIDENTIAL
    System Design meeting the specifications and performance                TREATMENT
    characteristics set forth in Exhibit A                                  REQUESTED]


SECTION II

    Milestone Description                                                  Delivery Date
    ---------------------                                                  -------------

A.  Release version of [CONFIDENTIAL TREATMENT                             [CONFIDENTIAL
    REQUESTED] development card                                             TREATMENT
                                                                            REQUESTED]

B.  Preliminary feature-complete "beta" operating system with              [CONFIDENTIAL
    basic functionality                                                     TREATMENT
                                                                            REQUESTED]

SECTION III

    Milestone Description                                                  Delivery Date
    ---------------------                                                  -------------
A.  All deliverable items identified in Exhibit C ([CONFIDENTIAL           [CONFIDENTIAL
    TREATMENT REQUESTED])                                                   TREATMENT
                                                                            REQUESTED]

B.  Demonstration of a prototype [CONFIDENTIAL TREATMENT                   [CONFIDENTIAL
    REQUESTED] System Design meeting                                        TREATMENT REQUESTED]
    the specifications and performance characteristics set forth in
    Exhibit A

                                                                      Exhibit C

                [CONFIDENTIAL TREATMENT REQUESTED] SYSTEM DESIGN
                                  DELIVERABLES

                              [Please See Attached]

                                                                     Exhibit C-1

I.        TECHNICAL DISCLOSURE INFORMATION AND MATERIALS

1.0   Semiconductor Disclosure Materials
For each new [CONFIDENTIAL TREATMENT REQUESTED] System Design semiconductor device (if any), 3DO shall disclose to MEI the types of information identified in Section 1 of Exhibit A to the M2 License Agreement.

2.0   System Disclosure Materials
For each System technology deliverable, the following information will be transferred to MEI:

     - System schematics with component library in [CONFIDENTIAL TREATMENT REQUESTED] form
     - PCB artwork with parts library to the extent that they exist
     - Mechanical drawings to the extent they exist
     - Manufacturing documentation to the extent it exists
     - ROM and PAL source and object code where applicable
     - Diagnostics source code to the extent it exists

The System technologies that will be transferred are:

         2.1 [CONFIDENTIAL TREATMENT REQUESTED] System-changes for [CONFIDENTIAL TREATMENT REQUESTED] only
         2.2      [CONFIDENTIAL TREATMENT REQUESTED]
         2.3      [CONFIDENTIAL TREATMENT REQUESTED] Development System

3.0 For each software system deliverable, the following information will be transferred to MEI:

     - Interface description
     - Source code
     - Object code

     3.1   System ROMs
     The following System ROM technology will be transferred in both encrypted and un-encrypted versions:

         Boot code
         [CONFIDENTIAL TREATMENT REQUESTED]
         ROM-OS
         [CONFIDENTIAL TREATMENT REQUESTED]
         [CONFIDENTIAL TREATMENT REQUESTED] with [CONFIDENTIAL TREATMENT REQUESTED] application
         [CONFIDENTIAL TREATMENT REQUESTED] application
         [CONFIDENTIAL TREATMENT REQUESTED] application
         [CONFIDENTIAL TREATMENT REQUESTED] application [CONFIDENTIAL TREATMENT REQUESTED]
         Storage manager application
         No-Disc application
         System menu application

     3.2   System Software
     The following System Software technology will be transferred:

          [CONFIDENTIAL TREATMENT REQUESTED] for removable media
          Kernel including [CONFIDENTIAL TREATMENT REQUESTED] architecture User-level exception handing

          [CONFIDENTIAL TREATMENT REQUESTED] (includes [CONFIDENTIAL
        TREATMENT REQUESTED] technology)
          I/O System with support for [CONFIDENTIAL TREATMENT REQUESTED] [CONFIDENTIAL TREATMENT REQUESTED] system
          Shell
          [CONFIDENTIAL TREATMENT REQUESTED]
              [CONFIDENTIAL TREATMENT REQUESTED] as needed for supported devices MemDebug
          LumberJack
          Drivers
            [CONFIDENTIAL TREATMENT REQUESTED] driver
            [CONFIDENTIAL TREATMENT REQUESTED] driver
            Timer driver
            [CONFIDENTIAL TREATMENT REQUESTED] driver
            [CONFIDENTIAL TREATMENT REQUESTED] driver
            Microslot driver
            StorageCard driver
            Proxy driver
            HostFS driver
            HostConsole driver
            HostCD driver
            [CONFIDENTIAL TREATMENT REQUESTED] driver (including [CONFIDENTIAL TREATMENT REQUESTED])
            Serial port driver
          Folios
            Audio Folio
            Beep Folio
            FSUtilities Folio
            Icon Folio
            IFF Folio
            Script Folio
            International folio
            JString folio
            Compression folio
            Requestor folio
            Font folio
          Graphics
            Display Manager (including [CONFIDENTIAL TREATMENT REQUESTED] interface)

        3.3   Development System Tools
        The following Development System Tools technology will be transferred.

          [CONFIDENTIAL TREATMENT REQUESTED] (no source code)
             Compiler (C/C++)
             Assembler

          Ppcas (subject to FSF license terms)
          Link3DO/Dump3DO
          Comm3DO for Mac to dev card communications
          Debugger (no source code)
          System interface header files

     Libraries
               Graphics
                  Command List Toolkit
                  2D graphics library
               Data Streaming
                  Data Streaming library w/ branching

                  [CONFIDENTIAL TREATMENT REQUESTED] support
                  [CONFIDENTIAL TREATMENT REQUESTED] interface
                  Data subscriber
                  [CONFIDENTIAL TREATMENT REQUESTED] subscriber [CONFIDENTIAL TREATMENT REQUESTED] decoder [CONFIDENTIAL TREATMENT REQUESTED] subscriber Audio subscriber
               Music library
               I/O library
               Font library
               [CONFIDENTIAL TREATMENT REQUESTED]
          CreateM2Make
          [CONFIDENTIAL TREATMENT REQUESTED]
          User Startup 3DO
          Graphics tools
               Texture and UTF tools
               Texture Library
          Data Streaming tools
          Audio tools
               Sound Hack (no source code)
               SquashSound
               AIFF sample set
               PatchMaker
          Video Tools
               [CONFIDENTIAL TREATMENT REQUESTED]
          Font Builder
          KFontViewer
          [CONFIDENTIAL TREATMENT REQUESTED]

     3.4   Build Tools and Utilities
     The following Build Tools and Utilities technology will be transferred:

          ROM build tools
          OS build tools
          CD relocation tool: Laytool
          [CONFIDENTIAL TREATMENT REQUESTED] utilities
          Online help tool(s)

     3.5   Engineering tools
     The following Engineering tools technology will be transferred.

          [CONFIDENTIAL TREATMENT REQUESTED] ("as is")

     3.6   Hardware Diagnostics
     The following Hardware Diagnostics technology will be transferred as available.

          [CONFIDENTIAL TREATMENT REQUESTED]
          [CONFIDENTIAL TREATMENT REQUESTED]
          [CONFIDENTIAL TREATMENT REQUESTED]
          [CONFIDENTIAL TREATMENT REQUESTED]
          ROM
          ControlPad
          [CONFIDENTIAL TREATMENT REQUESTED]
          [CONFIDENTIAL TREATMENT REQUESTED]
          Serial Interface
          [CONFIDENTIAL TREATMENT REQUESTED]
          [CONFIDENTIAL TREATMENT REQUESTED]

     3.7  [CONFIDENTIAL TREATMENT REQUESTED] Mercury Deliverables
          Mercury Engine for:
                  Geometry Primitives: [CONFIDENTIAL TREATMENT REQUESTED] [CONFIDENTIAL TREATMENT REQUESTED]
                      [CONFIDENTIAL TREATMENT REQUESTED]
                      [CONFIDENTIAL TREATMENT REQUESTED]
                      [CONFIDENTIAL TREATMENT REQUESTED]
                  [CONFIDENTIAL TREATMENT REQUESTED]
                      [CONFIDENTIAL TREATMENT REQUESTED]
                      [CONFIDENTIAL TREATMENT REQUESTED]
                      [CONFIDENTIAL TREATMENT REQUESTED]
              [CONFIDENTIAL TREATMENT REQUESTED]
                  [CONFIDENTIAL TREATMENT REQUESTED]
                  [CONFIDENTIAL TREATMENT REQUESTED]
                  [CONFIDENTIAL TREATMENT REQUESTED]
                  [CONFIDENTIAL TREATMENT REQUESTED]
                  [CONFIDENTIAL TREATMENT REQUESTED]
                  [CONFIDENTIAL TREATMENT REQUESTED]
         Mercury Tools:
              [CONFIDENTIAL TREATMENT REQUESTED]
              GComp w/POD support (converts ASCII SDF to BinarySDF w/POD data. [CONFIDENTIAL TREATMENT REQUESTED]
              POD Data Documentation.
              [CONFIDENTIAL TREATMENT REQUESTED]

4.0   Documentation
The following Documentation will be transferred.

     4.1 Developer documentation in electronic form (English version)
     4.2 One set Developer documentation hard copy (English version)

5.0   Others

     5.1   [CONFIDENTIAL TREATMENT REQUESTED]

                                                                     Exhibit C-2


II.       3DO DELIVERABLES

1.0     ASIC'S

For each new [CONFIDENTIAL TREATMENT REQUESTED] System Design semiconductor device (if any), 3DO shall deliver to MEI each such semiconductor device.

2.0    Systems

       2.1 [CONFIDENTIAL TREATMENT REQUESTED] System design changes
       2.2 [CONFIDENTIAL TREATMENT REQUESTED] System [CONFIDENTIAL TREATMENT REQUESTED]
       2.3 [CONFIDENTIAL TREATMENT REQUESTED] Mac NuBus Development System (including one sample of the [CONFIDENTIAL TREATMENT REQUESTED] development card and one sample of the final version of the [CONFIDENTIAL TREATMENT REQUESTED] development card)

3.0    System ROM Technology

       Boot code
       [CONFIDENTIAL TREATMENT REQUESTED]
       [CONFIDENTIAL TREATMENT REQUESTED]
       [CONFIDENTIAL TREATMENT REQUESTED]
       [CONFIDENTIAL TREATMENT REQUESTED] application
       [CONFIDENTIAL TREATMENT REQUESTED] application
       [CONFIDENTIAL TREATMENT REQUESTED] application
       [CONFIDENTIAL TREATMENT REQUESTED] application, [CONFIDENTIAL TREATMENT REQUESTED]
       Storage manager application
       No-Disc application
       System menu application

4.0    System Software

       [CONFIDENTIAL TREATMENT REQUESTED] for removable media
       Kernel including [CONFIDENTIAL TREATMENT REQUESTED] architecture User-level exception handing, [CONFIDENTIAL TREATMENT REQUESTED] [CONFIDENTIAL TREATMENT REQUESTED] driver (includes [ECONFIDENTIAL
     TREATMENT REQUESTED] technology)
       I/O System with support for [CONFIDENTIAL TREATMENT REQUESTED] [CONFIDENTIAL TREATMENT REQUESTED] system
       Shell
       [CONFIDENTIAL TREATMENT REQUESTED]
       [CONFIDENTIAL TREATMENT REQUESTED] as needed for supported devices
       MemDebug
       LumberJack
       Drivers
              [CONFIDENTIAL TREATMENT REQUESTED] driver
              [CONFIDENTIAL TREATMENT REQUESTED] driver
              Timer driver
              [CONFIDENTIAL TREATMENT REQUESTED] driver
              [CONFIDENTIAL TREATMENT REQUESTED] driver
              Microslot driver
              StorageCard driver
              Proxy driver
              HostFS driver

              HostConsole driver
              HostCD driver
              [CONFIDENTIAL TREATMENT REQUESTED] driver
              [CONFIDENTIAL TREATMENT REQUESTED] driver (including [CONFIDENTIAL TREATMENT REQUESTED])
              Serial port driver
       Folios
              Audio Folio
              Beep Folio
              FSUtilities Folio
              Icon Folio
              IFF Folio
              Script Folio
              International folio
              JString folio
              Compression folio
              Requestor folio
              Font folio
       Graphics
              Display Manager (including [CONFIDENTIAL TREATMENT REQUESTED] Interface)

5.0    Development System Tools

       [CONFIDENTIAL TREATMENT REQUESTED] (no source code)
          Compiler (C/C++)
          Assembler
       Ppcas (subject to FSF license terms)
       Link3DO/Dump3DO
       Comm3DO for Mac to dev card communications
       Debugger (no source code)
       System Interface header files

       Libraries
          Graphics
             Command List Toolkit
             2D graphics library
          Data Streaming
               Data Streaming library w/ branching
               [CONFIDENTIAL TREATMENT REQUESTED] support
               [CONFIDENTIAL TREATMENT REQUESTED] interface
               Data subscriber
               [CONFIDENTIAL TREATMENT REQUESTED] subscriber [CONFIDENTIAL TREATMENT REQUESTED] decoder [CONFIDENTIAL TREATMENT REQUESTED] subscriber Audio subscriber
          Music library
          I/O library
          Font library
          [CONFIDENTIAL TREATMENT REQUESTED]
       CreateM2Make
       [CONFIDENTIAL TREATMENT REQUESTED]
       User Startup 3DO
       Graphics tools
               Texture and UTF tools
               Texture Library
       Data Streaming tools
       Audio tools
          Sound Hack (no source code)
          SquashSound

          AIFF sample set
          PatchMaker
       Video Tools
          [CONFIDENTIAL TREATMENT REQUESTED]
       Font Builder
       KFontViewer
       [CONFIDENTIAL TREATMENT REQUESTED]

     5.1  [CONFIDENTIAL TREATMENT REQUESTED] Mercury Software

          Mercury Engine for:
              [CONFIDENTIAL TREATMENT REQUESTED]
                  [CONFIDENTIAL TREATMENT REQUESTED]
                      [CONFIDENTIAL TREATMENT REQUESTED]
                      [CONFIDENTIAL TREATMENT REQUESTED]
                      [CONFIDENTIAL TREATMENT REQUESTED]
                  [CONFIDENTIAL TREATMENT REQUESTED]
                      [CONFIDENTIAL TREATMENT REQUESTED]
                      [CONFIDENTIAL TREATMENT REQUESTED]
                      [CONFIDENTIAL TREATMENT REQUESTED]
              [CONFIDENTIAL TREATMENT REQUESTED]
                  [CONFIDENTIAL TREATMENT REQUESTED]
                  [CONFIDENTIAL TREATMENT REQUESTED]
                  [CONFIDENTIAL TREATMENT REQUESTED]
                  [CONFIDENTIAL TREATMENT REQUESTED]
                  [CONFIDENTIAL TREATMENT REQUESTED]
                  [CONFIDENTIAL TREATMENT REQUESTED]
         Mercury Tools:
              [CONFIDENTIAL TREATMENT REQUESTED]
              GComp w/POD support (converts ASCII SDF to BinarySDF w/POD data. [CONFIDENTIAL TREATMENT REQUESTED]
              POD Data Documentation.
              [CONFIDENTIAL TREATMENT REQUESTED]

6.0    Build Tools and Utilities

       ROM build tools
       OS build tools
       CD relocation tool: Laytool
       [CONFIDENTIAL TREATMENT REQUESTED] utilities
       Online help tool(s)

7.0    Engineering tools

       [CONFIDENTIAL TREATMENT REQUESTED]

8.0    Hardware Diagnostics (as available)

       [CONFIDENTIAL TREATMENT REQUESTED]
       [CONFIDENTIAL TREATMENT REQUESTED]
       [CONFIDENTIAL TREATMENT REQUESTED]
       [CONFIDENTIAL TREATMENT REQUESTED]
       [CONFIDENTIAL TREATMENT REQUESTED]
       ControlPad
       [CONFIDENTIAL TREATMENT REQUESTED]
       [CONFIDENTIAL TREATMENT REQUESTED]
       Serial Interface
       [CONFIDENTIAL TREATMENT REQUESTED]
       [CONFIDENTIAL TREATMENT REQUESTED]

9.0    Developer Documentation (English version)

10.0   Others

       10.1    [CONFIDENTIAL TREATMENT REQUESTED]

                                                                      Exhibit D

             [CONFIDENTIAL TREATMENT REQUESTED] MERCURY DELIVERABLES

I.       Mercury Engine for:

         A.       [CONFIDENTIAL TREATMENT REQUESTED]
                  1.       [CONFIDENTIAL TREATMENT REQUESTED]
                           a.       [CONFIDENTIAL TREATMENT REQUESTED]
                           b.       [CONFIDENTIAL TREATMENT REQUESTED]
                           c.       [CONFIDENTIAL TREATMENT REQUESTED]
                  2.       [CONFIDENTIAL TREATMENT REQUESTED]
                           a.       [CONFIDENTIAL TREATMENT REQUESTED]
                           b.       [CONFIDENTIAL TREATMENT REQUESTED]
                           c.       [CONFIDENTIAL TREATMENT REQUESTED]

         B.       [CONFIDENTIAL TREATMENT REQUESTED]
                  1.       [CONFIDENTIAL TREATMENT REQUESTED]
                  2.       [CONFIDENTIAL TREATMENT REQUESTED]
                  3.       [CONFIDENTIAL TREATMENT REQUESTED]
                  4.       [CONFIDENTIAL TREATMENT REQUESTED]
                  5.       [CONFIDENTIAL TREATMENT REQUESTED]
                  6.       [CONFIDENTIAL TREATMENT REQUESTED]

II.      Mercury Tools:

         A.       [CONFIDENTIAL TREATMENT REQUESTED]

         B. GComp w/POD support (converts ASCII SDF to BinarySDF w/POD data.

         C.       [CONFIDENTIAL TREATMENT REQUESTED]

         D.       POD Data Documentation.

         E.       [CONFIDENTIAL TREATMENT REQUESTED]


                                       19